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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  July 14, 2000

                               EGGHEAD.COM, INC.
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          (Exact name of the Registrant as specified in its charter)

                                   Delaware
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                (State or other jurisdiction of incorporation)

       000-29184                                           77-0408319
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(Commission File Number)                       (IRS Employer Identification No.)






            1350 Willow Road, Menlo Park, CA                 94025
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         (Address of principal executive offices)          (Zip code)


                                (650) 470-2400
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                      (The Registrant's telephone number)

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         (Former name or former address, if changed since last report)
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ITEM 5:  OTHER EVENTS.

     On July 14, 2000, the Registrant and Acqua Wellington North American Equities Fund, Ltd. executed a Draw Down Notice providing for the sale of 2,000,757 shares of the Registrant's common stock at an average price of $1.96 per share pursuant to the terms of the notice and the common stock purchase agreement entered into between the parties on February 17, 2000. The sale of the shares was completed on July 18, 2000. The Registrant issued a press release announcing the sale of the shares on July 19, 2000.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.
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          99.01   Draw Down Notice dated July 18, 2000 between the Registrant and Acqua Wellington North American Equities Fund, Ltd.

          99.02   Press release issued by the Registrant on July 19, 2000.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 19, 2000                   EGGHEAD.COM, INC.


                                       By: /s/ JOHN E. LABBETT
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                                           John E. Labbett
                                           Executive Vice President and
                                           Chief Financial Officer

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